 Exhibit 99.1

BRAND MATTER, LLC

(A Limited Liability Company)

Financial Statements

December 31, 2012

 BRAND MATTER, LLC

(A Limited Liability Company)

Index

Page

Independent Auditor’s Report	1

Balance Sheets as of December 31, 2012 and 2011	2

Statements of Income for the Years Ended
December 31, 2012 and 2011	3

Statements of Member’s Equity for the Years
Ended December 31, 2012 and 2011	4

Statements of Cash Flows for the Years Ended
December 31, 2012 and 2011	5

Notes to Financial Statements	6-11

INDEPENDENT AUDITOR’S REPORT

To the Member

Brand Matter, LLC

(A Limited Liability Company)

We have audited the accompanying financial statements of Brand Matter, LLC (a limited liability company), which comprise the balance sheets as of December 31, 2012 and 2011, and the related statements of income, member’s equity and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brand Matter, LLC as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Mayer Hoffman McCann CPAs

(The New York Practice of Mayer Hoffman McCann P.C.)

New York, New York

April 17, 2013

BRAND MATTER, LLC
(A Limited Liability Company)
Balance Sheets
December 31, 2012 and 2011

ASSETS (Note 6)
	2012	2011
Current assets:
Cash and cash equivalents	$952,375	$709,112
Accounts receivable (Note 7)	1,863,359	1,101,498
Prepaid expenses	251,536	115,712
Total current assets	3,067,270	1,926,322

Property and equipment, net (Note 4)	108,249	91,440

Other assets:
Deferred financing costs (Note 2)	297,247	621,637
Trademarks (Note 3)	44,250,944	44,250,944
Security deposits	146,486	171,585
Total other assets	44,694,677	45,044,166

	$47,870,196	$47,061,928

LIABILITIES AND MEMBER'S EQUITY

Current liabilities:
Current portion of long-term debt (Note 6)	$5,000,000	$5,000,000
Accounts payable	273,234	278,356
Accrued expenses and other current liabilities	798,042	475,203
Due to parent (Note 5)	228,243	228,246
Deferred revenue (Note 2)	1,059,442	757,908
Total current liabilities	7,358,961	6,739,713

Long-term debt (Note 6)	21,750,000	26,750,000

Commitments and contingencies (Note 8)

Member's equity	18,761,235	13,572,215

	$47,870,196	$47,061,928

See accompanying notes.

BRAND MATTER, LLC
(A Limited Liability Company)
Statements of Income
For the Years Ended December 31, 2012 and 2011

	2012	2011

Licensing income (Note 7)	$10,953,221	$10,233,386

Operating expenses:
Design and marketing	1,030,750	1,176,150
General and administrative	2,598,378	2,465,714
Management fees (Note 5)	1,000,000	825,000
Total operating expenses	4,629,128	4,466,864

Income before other expense	6,324,093	5,766,522

Other expense:
Trademark impairment (Note 3)	-	(105,000)
Interest expense	(1,135,073)	(1,116,290)
Total other expense	(1,135,073)	(1,221,290)

Net income	$5,189,020	$4,545,232

See accompanying notes.

BRAND MATTER, LLC
(A Limited Liability Company)
Statements of Member's Equity
For the Years Ended December 31, 2012 and 2011

Balance, January 1, 2011	$19,380,237

Distributions	(10,353,254)

Net income	4,545,232

Balance, December 31, 2011	13,572,215

Net income	5,189,020

Balance, December 31, 2012	$18,761,235

See accompanying notes.

BRAND MATTER, LLC
(A Limited Liability Company)
Statements of Cash Flows
For the Years Ended December 31, 2012 and 2011

	2012	2011
Cash flows from operating activities:
Net income	$5,189,020	$4,545,232
Adjustments to reconcile net income to net cash
provided by operating activities:
Amortization of deferred financing costs	324,390	282,213
Depreciation and amortization	30,858	19,548
Trademark impairment	-	105,000
Change in assets and liabilities:
Accounts receivable	(761,861)	70,104
Prepaid expenses	(135,824)	69,255
Accounts payable	(5,122)	(41,092)
Accrued expenses and other current liabilities	322,839	(2,211)
Due to parent	(3)	(131,255)
Deferred revenue	301,534	(1,158,443)
Net cash provided by operating activities	5,265,831	3,758,351

Cash flows from investing activities:
Purchase of property and equipment	(47,667)	(89,754)
Decrease (increase) in security deposits	25,099	(129,829)
Net cash used in investing activities	(22,568)	(219,583)

Cash flows from financing activities:
Repayment of note payable - bank	(5,000,000)	(25,750,000)
Proceeds from note payable - bank	-	33,000,000
Financing costs	-	(316,318)
Distributions to parent	-	(10,353,254)
Net cash used in financing activities	(5,000,000)	(3,419,572)

Net increase in cash and cash equivalents	243,263	119,196

Cash and cash equivalents, beginning of year	709,112	589,916

Cash and cash equivalents, end of year	$952,375	$709,112

Supplemental Disclosure of Cash Flow Information

Cash paid during the year for:
Interest	$1,152,543	$1,015,540

See accompanying notes.

BRAND MATTER, LLC

(A Limited Liability Company)

Notes to Financial Statements

Note 1 - The Company

Brand Matter, LLC (the “Company”) was organized on February 27, 2008 under the laws of the State of Delaware. The Company is a wholly-owned subsidiary of ETPH Acquisitions, LLC (“ETPH”). The Company is a party to licensing agreements pursuant to which it grants rights to use the trademarks “Caribbean Joe” and “Ellen Tracy” in connection with the manufacture and sale of designated products, including women’s, men’s, juniors’ and children’s sportswear and other related apparel.

In accordance with the terms of the LLC agreement, the Company shall continue in existence, unless there is written consent to dissolve the Company.

The member is not obligated personally for any debt, obligation or liability of the Company solely by reason of being a member.

Note 2 - Summary of Significant Accounting Policies

Cash Equivalents

The Company considers highly liquid investments with original maturities of three months or less to be cash equivalents.

Revenue Recognition

Revenue from licensing arrangements is recognized when earned in accordance with the terms of the underlying agreements, generally based upon the higher of (a) contractually guaranteed minimum royalty levels or (b) actual sales and royalty data, or estimates thereof, received from the Company’s licensees.

Deferred Revenue

Advance payments relating to licensing agreements are recorded as deferred revenue when received. At December 31, 2012 and 2011, deferred revenue amounted to approximately $1,059,000 and $758,000, respectively.

BRAND MATTER, LLC

(A Limited Liability Company)

Notes to Financial Statements

Note 2 - Summary of Significant Accounting Policies (Continued)

Property and Equipment

Property and equipment is stated at cost less accumulated depreciation and amortization. Depreciation is computed by accelerated methods over the assets’ estimated useful lives of five to seven years. Leasehold improvements are amortized over the lesser of the lease terms or the assets’ useful lives. Expenditures for major additions and improvements are capitalized. Maintenance and repairs are charged to operations as incurred. Upon sale or retirement of property and equipment, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in operations.

Advertising Costs

The Company follows the policy of charging the production costs for advertising to expense at the time the advertising takes place. Advertising expense charged to operations for the years ended December 31, 2012 and 2011 was approximately $397,000 and $319,000, respectively.

Deferred Financing Costs

Fees of approximately $1,597,000 associated with the line of credit (see Note 6) are being amortized on a straight-line basis over five years, which is the term of the agreement. As of December 31, 2012, such unamortized fees included on the accompanying balance sheet totaled approximately $297,000. Amortization for the years ended December 31, 2012 and 2011 was approximately $324,000 and $282,000, respectively. As of December 31, 2012, future amortization expense related to deferred financing costs is as follows:

Year Ending
December 31,

2013	$129,000
2014	63,000
2015	63,000
2016	42,000
$297,000

Income Taxes

The Company is a limited liability company and is not subject to federal or state income taxes. Accordingly, no provision for federal and state income taxes has been made in the accompanying financial statements. The Company will be included in ETPH’s income tax returns.

BRAND MATTER, LLC

(A Limited Liability Company)

Notes to Financial Statements

Note 2 - Summary of Significant Accounting Policies (Continued)

Income Taxes (Continued)

During the years ended December 31, 2012 and 2011, the Company recognized no adjustments for uncertain tax positions. The Company’s federal and various state and city income tax returns since 2009 are still subject to examination.

The Company recognizes interest and penalties relating to uncertain tax positions in income tax expense. There is no interest or penalties relating to tax positions for the years ended December 31, 2012 and 2011.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications

Certain accounts in the prior year financial statements have been reclassified for comparative purposes to conform with the presentation in the current year financial statements.

Note 3 - Trademarks

The Company’s trademarks are determined to have an indefinite life. Pursuant to the provisions of “Intangibles - Goodwill and Other,” Topic 350 of Financial Accounting Standards Board Accounting Standards Codification, the Company does not amortize assets with indefinite lives and conducts impairment testing annually, or sooner if events and changes in circumstances suggest that the carrying amount may not be recoverable from its estimated future cash flows. During 2011, as a result of a weakened economy, the Company determined that the estimated fair value of one of its trademarks is less than its carrying value and, accordingly, recognized an impairment loss of $105,000. The fair value of the trademarks is estimated based on the present value of the expected future cash flows from the related license. The impairment loss is included on the statement of income for the year ended December 31, 2011. No impairment charges have been recorded for the year ended December 31, 2012.

 BRAND MATTER, LLC

(A Limited Liability Company)

Notes to Financial Statements

Note 4 - Property and Equipment

At December 31, property and equipment consists of:

	2012	2011

Office and computer equipment	$16,356	$13,031
Furniture and fixtures	94,196	56,754
Computer software	3,306	3,306
Leasehold improvements	67,277	60,377
	181,135	133,468
Less: Accumulated depreciation and
amortization	72,886	42,028
	$108,249	$91,440

Note 5 - Management Fees to Parent Company

The Company pays management fees to ETPH as approved by its board of directors. Management fees charged to operations for the years ended December 31, 2012 and 2011 were $1,000,000 and $825,000, respectively. The balance due to parent consists of advances made to the Company by ETPH at December 31, 2012, which are non-interest bearing and payable on demand.

Note 6 - Bank Financing

The Company has a credit facility with a commercial bank. Under the terms of the agreement, the Company originally borrowed $30,000,000.

On September 9, 2011, the Company signed the fourth amendment to its existing revolving credit facility whereby the Company borrowed an additional $11,500,000 and converted the outstanding balance of $21,500,000 to an amortizing term loan in the amount of $33,000,000. The amendment, among other things, also modified interest provisions and repayment terms. Interest is charged at the bank’s reference rate plus .25% or LIBOR plus 3.5% (3.71% at December 31, 2012). The balance outstanding at December 31, 2012 of $26,750,000 is due as follows: quarterly installments of $1,250,000 on March 31, June 30, September 30 and December 31 of each year through June 30, 2016. A final balloon payment of $9,250,000 is due on September 9, 2016.

 BRAND MATTER, LLC

(A Limited Liability Company)

Notes to Financial Statements

Note 6 - Bank Financing (Continued)

The bank facility is collateralized by substantially all the assets of the Company and ETPH including the Company’s trademarks. The loan is also guaranteed by ETPH. The agreement requires the Company to maintain certain financial and non-financial covenants. The Company was not in compliance with its financial covenants at December 31, 2012. Subsequent to year-end, the balance was repaid (see Note 9).

At December 31, 2012, maturities of long-term debt are as follows:

Year Ending December 31,

2013	$5,000,000
2014	5,000,000
2015	5,000,000
2016	11,750,000
$26,750,000

Note 7 - Concentration of Credit Risk

Accounts Receivable

The concentration of credit risk in the Company’s third-party accounts receivable is subject to the Company’s credit evaluation process, credit limits, monitoring procedures and reasonably short collection terms. The Company does not require collateral or other security to support accounts receivable.

Cash and Cash Equivalents

The Company maintains cash balances at a financial institution. Accounts at this institution are insured by the Federal Deposit Insurance Corporation in the aggregate up to $250,000.

Major Licensees

During the years ended December 31, 2012 and 2011, three licensees accounted for approximately 45% and 34%, respectively, of the Company’s licensing income. As of December 31, 2012 and 2011, these licensees accounted for approximately 68% and 24%, respectively, of the Company’s outstanding accounts receivable.

BRAND MATTER, LLC

(A Limited Liability Company)

Notes to Financial Statements

Note 8 - Commitments and Contingencies

Leases

The Company has entered into a lease agreement for office facilities expiring in 2016. The total approximate minimum annual rental commitments are as follows:

Year Ending December 31,

2013	$268,000
2014	280,000
2015	287,000
2016	244,000
$1,079,000

Total rent expense charged to operations for the year ended December 31, 2012 was approximately $201,000, net of rental income of approximately $35,000. Total rent expense charged to operations for the year ended December 31, 2011 was approximately $262,000, net of rental income of approximately $9,000.

Litigation

The Company has been named as a defendant in connection with a bankruptcy proceeding of a related party involving the Company’s acquisition of the Ellen Tracy trademark. The trustee and the other parties named in the suit have agreed to terms scheduled to be approved by the bankruptcy court in March 2013. While the expense is to be borne by ETPH, the Company will fund the net outlay through a distribution to ETPH (see Note 9).

Note 9 - Subsequent Events

On March 28, 2013, Sequential Brands Group, Inc. acquired all the outstanding shares of the Company for an aggregate purchase price consisting of (i) $62,300,000 of cash; (ii) 2,800,000 shares of common stock and (iii) five-year warrants to purchase up to an aggregate of 125,000 shares of Sequential Brands Group, Inc.’s common stock at an exercise price equal to $10 per share. In connection with the acquisition, the existing bank debt was repaid.

In 2013, the Company’s board of directors approved a $2,100,000 distribution to ETPH, which will be paid in 2013.

The Company has evaluated subsequent events through April 17, 2013, which is the date the financial statements were available to be issued, and has concluded that other than the events disclosed above, no such events or transactions took place which would require disclosure herein.

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